Exhibit 99.1

Contacts:

Media
Meg Langan
Vice President
(973) 290-6319
margaret.langan@themedco.com

Investor Relations
Krishna Gorti, M.D.
Vice President, Investor Relations
(973) 290-6122
Krishna.Gorti@themedco.com

FOR IMMEDIATE RELEASE:

The Medicines Company Reports Third-Quarter 2016 Financial Results
PARSIPPANY, N.J.—October 26, 2016 —The Medicines Company (NASDAQ:MDCO) today announced its financial results for the third quarter ended September 30, 2016.

Third-Quarter 2016 Financial Summary from Continuing Operations
Worldwide net revenue was $37.6 million in the third quarter of 2016 compared to $57.2 million in the third quarter of 2015. Included in total net revenue for the third quarter of 2016 and 2015 were $18.8 million and $24.5 million, respectively, of royalty revenues derived from the gross profit on authorized generic sales of Angiomax® (bivalirudin) by Sandoz, Inc. Worldwide Angiomax®/Angiox® (bivalirudin) net product sales were $10.2 million in the third quarter of 2016, compared to $22.5 million in the third quarter of 2015, with net product sales in the United States decreasing to $8.2 million in the third quarter of 2016 from $18.8 million in the third quarter of 2015. Other products, including Ionsys®(fentanyl iontophoretic transdermal system), Minocin® (minocycline) for Injection, and Orbactiv®(oritavancin), along with the recently-divested non-core cardiovascular products, recorded sales of $8.7 million in the third quarter of 2016 compared to $10.2 million in the third quarter of 2015.
Net loss from continuing operations in the third quarter of 2016 was $86.4 million, or $1.23 per share, compared to $90.6 million, or $1.35 per share, in the third quarter of 2015. Adjusted net loss (1) from continuing operations in the third quarter of 2016 was $44.9 million, or $0.64(1) per share, compared to $56.0 million, or $0.83(1) per share, in the third quarter of 2015.

Third-Quarter 2016 Financial Summary from Discontinued Operations
In the first quarter of 2016, the Company completed the sale of its hemostasis products. Net income from discontinued operations in the third quarter of 2016 was $0.1 million, compared to net loss from discontinued operations of $14.5 million, or $0.22 per share, in the third quarter of 2015.
First Nine Months 2016 Financial Summary from Continuing Operations
Worldwide net revenue was $142.6 million in the first nine months of 2016 compared to $241.8 million in the first nine months of 2015. Included in total net revenue in the first nine months of 2016 and 2015 was $62.1 million and $24.5 million, respectively, of royalty revenues derived from the gross profit on authorized generic sales of Angiomax (bivalirudin) by Sandoz, Inc. Worldwide Angiomax/Angiox (bivalirudin) net product sales were $42.8 million in the first nine months of 2016 compared to $188.8 million in the first nine months of 2015, with net product sales in the United States decreasing to $34.2 million in the first nine months of 2016 from $174.5 million in the first nine months of 2015, driven by the loss of Angiomax exclusivity in July 2015. Other products, including Ionsys, Minocin for Injection, and Orbactiv, along with the recently-divested non-core cardiovascular products, recorded sales of $37.7 million in the first nine months of 2016 compared to $28.6 million in the first nine months of 2015.
The sale of the Company’s non-core cardiovascular products resulted in a gain of $288.3 million, which was recorded in the second quarter of 2016.
Net income from continuing operations in the first nine months of 2016 was $5.1 million, or $0.07 per share, compared to net loss from continuing operations of $153.7 million, or $2.33 per share, in the first nine months of 2016. Adjusted net loss (1) from continuing operations in the first nine months of 2016 was $163.9 million, or $2.35(1) per share, compared to $94.5 million, or $1.43(1) per share in the first nine months of 2015.

First Nine Months 2016 Financial Summary from Discontinued Operations
Net loss from discontinued operations in the first nine months of 2016 was $1.4 million, or $0.02 per share, compared to net income from discontinued operations of $7.0 million, or $0.11 per share, in the first nine months of 2015.
(1)Adjusted net loss and adjusted loss per share from continuing operations are non-GAAP financial performance measures with no standardized definitions under U.S. GAAP. For further information and a detailed reconciliation, refer to the Non-GAAP Financial Performance Measures and Reconciliations of GAAP to Adjusted Net Loss and Adjusted Loss per Share sections of this release.
At September 30, 2016, the Company had $600 million in cash and investments compared to $373 million at the end of 2015.
“We are pleased with our execution and operational progress during the third quarter,” said Clive Meanwell, M.D., Ph.D., Chief Executive Officer of The Medicines Company. “We delivered meaningful advancements around our pipeline of potential blockbuster programs and we continued to strengthen our financial and operating flexibility by delivering strong execution against the strategic goals we laid out last November.”

Third-Quarter 2016 Conference Call and Webcast Information
The Company will host a conference call and webcast at 8:30 a.m., Eastern Time, on October 26, 2016, to discuss its financial results. The dial-in information to access the call is:

U.S./Canada:    (877) 359-9508
International:    (224) 357-2393
Conference ID:    98417278

A taped replay of the conference call will be available from 11:30 a.m., Eastern Time, following the conference call until 11:30 a.m., Eastern Time, on November 2, 2016. The replay may be accessed as follows:

U.S./Canada:    (855) 859-2056
International:    (404) 537-3406
Conference ID:    98417278

The webcast can be accessed in the Investors section of The Medicines Company website. A replay of the webcast will also be available.

About The Medicines Company
The Medicines Company is a biopharmaceutical company driven by an overriding purpose-to save lives, alleviate suffering and contribute to the economics of healthcare. The Company’s mission is to create transformational solutions to address the most pressing healthcare needs facing patients, physicians and providers in three critical therapeutic areas: serious infectious disease care, cardiovascular care and surgery and perioperative care. The Company is headquartered in Parsippany, New Jersey, with global innovation centers in California and Switzerland.

NON-GAAP FINANCIAL PERFORMANCE MEASURES
In addition to financial information prepared in accordance with U.S. GAAP, this press release also contains adjusted net loss and adjusted loss per share from continuing operations attributable to The Medicines Company. We believe these measures provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information.
Adjusted net loss from continuing operations excludes share-based compensation expense, amortization of acquired intangible assets, inventory adjustments, restructuring charges, milestone payments, changes in contingent purchase price, expenses incurred for certain transactions, non-cash interest expense, gain on sale of investment, gain on remeasurement of equity investment, gain on sale of assets, loss on extinguishment of debt, legal settlement and net loss tax adjustments. The Company believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and are important in comparing current results with prior period results and understanding projected operating performance. Non-GAAP financial measures provide the Company and its investors with an indication of the Company’s baseline performance before items that are considered by the Company not to be reflective of the Company’s ongoing results. See the attached Reconciliations of GAAP to Adjusted Net Loss and Adjusted Loss per Share for explanations of the amounts excluded and included to arrive at adjusted net loss and adjusted loss per share amounts for the three- and nine-month periods ended September 30, 2016 and 2015.
These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. The Company strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.

Forward Looking Statements
Statements contained in this press release that are not purely historical may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words "believes," "anticipates," "plans" and "expects" and similar expressions, including the Company's preliminary financial results, are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include the extent of the commercial success of our products; the Company's ability to develop its global operations and penetrate foreign markets; whether the Company's product candidates will advance in the clinical trials process on a timely basis or at all, or succeed in achieving their specified endpoints; whether the Company will make regulatory submissions for product candidates on a timely basis; whether its regulatory submissions will receive approvals from regulatory agencies on a timely basis or at all; whether the Company’s ongoing and planned commercial launches will be successful; whether physicians, patients and other key decision makers will accept clinical trial results; whether the Company can protect its intellectual property; whether the Company will be able to raise additional capital on favorable terms or at all when needed; and such other factors as are set forth in the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission, including, without limitation, the risk factors detailed in the Company's Quarterly Report on Form 10-Q filed with the SEC on August 5, 2016, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements.

THE MEDICINES COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
UNAUDITED
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net product revenues	$18,843	$32,703	$80,542	$217,337
Royalty revenues	18,756	24,503	62,094	24,503
Total net revenues	37,599	57,206	142,636	241,840
Operating expenses:
Cost of product revenues	20,777	49,188	54,804	94,482
Research and development	23,537	27,102	94,595	83,420
Selling, general and administrative	69,022	86,892	242,478	260,986
Total operating expenses	113,336	163,182	391,877	438,888
Loss from operations	(75,737)	(105,976)	(249,241)	(197,048)
Co-promotion and license income	757	985	3,073	10,011
Gain on remeasurement of equity investment	—	—	—	22,597
Gain on sale of investment	—	—	—	19,773
Gain on sale of assets	—	—	288,301	—
Loss on extinguishment of debt	—	—	(5,380)	—
Legal settlement	—	5,000	—	5,000
Interest expense	(12,089)	(9,547)	(32,198)	(27,510)
Other income (loss)	865	(89)	741	609
(Loss) income from continuing operations before income taxes	(86,204)	(109,627)	5,296	(166,568)
(Provision) benefit for income taxes	(163)	19,001	(220)	12,895
Net (loss) income from continuing operations	(86,367)	(90,626)	5,076	(153,673)
Income (loss) from discontinued operations, net of tax	96	(14,515)	(1,390)	6,999
Net (loss) income	(86,271)	(105,141)	3,686	(146,674)
Net loss (income) attributable to non-controlling interest	13	9	50	(16)
Net (loss) income attributable to The Medicines Company	$(86,258)	$(105,132)	$3,736	$(146,690)

Amounts attributable to The Medicines Company:
Net (loss) income from continuing operations	$(86,354)	$(90,617)	$5,126	$(153,689)
Income (loss) from discontinued operations, net of tax	96	(14,515)	(1,390)	6,999
Net (loss) income attributable to The Medicines Company	$(86,258)	$(105,132)	$3,736	$(146,690)

Basic (loss) earnings per common share attributable to The Medicines Company:
(Loss) earnings from continuing operations	$(1.23)	$(1.35)	$0.07	$(2.33)
(Loss) earnings from discontinued operations	—	(0.22)	(0.02)	0.11
Basic (loss) earnings per share	$(1.23)	$(1.57)	$0.05	$(2.22)

Diluted earnings (loss) per common share attributable to The Medicines Company:
(Loss) earnings from continuing operations	$(1.23)	$(1.35)	$0.07	$(2.33)
(Loss) earnings from discontinued operations	—	(0.22)	(0.02)	0.11
Diluted (loss) earnings per share	$(1.23)	$(1.57)	$0.05	$(2.22)

Weighted average number of common shares outstanding:
Basic	70,194	67,137	69,711	66,079
Diluted	70,194	67,137	72,920	66,079

THE MEDICINES COMPANY
BALANCE SHEET ITEMS
UNAUDITED
(In thousands)

	September 30, 2016	December 31, 2015
Cash and cash equivalents	$600,356	$373,173
Total assets*	$1,776,633	$1,795,516
Convertible senior notes (due 2017, 2022 and 2023)*	$670,544	$567,580
The Medicines Company stockholders' equity	$761,920	$732,238
* Reclassified debt issuance costs of $2.4 million and $9.0 million as of December 31, 2015 from Total assets and Convertible senior notes
(due 2017 and due 2022) in connection with the adoption of ASU 2015-03.

THE MEDICINES COMPANY
RECONCILIATIONS OF GAAP TO ADJUSTED NET LOSS AND ADJUSTED LOSS PER SHARE
UNAUDITED
(In thousands, except per share amounts)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2016	2015	2016	2015
Net (loss) income from continuing operations attributable to The Medicines Company - GAAP		$(86,354)	$(90,617)	$5,126	$(153,689)
Before tax adjustments:
Cost of product revenue:
Share-based compensation expense	(1)	195	221	691	589
Amortization of acquired intangible assets	(2)	6,469	3,594	19,319	10,567
Inventory adjustments	(3)	6,319	32,400	1,456	39,214
Restructuring charges	(4)	108	—	383	—
Research and development:
Share-based compensation expense	(1)	916	857	2,923	2,816
Restructuring charges	(4)	91	—	1,451	—
Milestone payments	(5)	—	—	11,000	5,352
Selling, general and administrative:
Share-based compensation expense	(1)	6,849	6,524	20,555	20,294
Amortization of acquired intangible assets	(2)	—	41	—	164
Restructuring charges	(4)	1,447	—	14,445	—
Changes in contingent purchase price	(6)	12,393	8,961	14,346	23,108
Expenses incurred for certain transactions	(7)	—	—	7,887	—
Other:
Non-cash interest expense	(8)	6,622	6,096	19,392	17,532
Gain on sale of investment	(9)	—	—	—	(19,773)
Gain on remeasurement of equity investment	(10)	—	—	—	(22,597)
Gain on sale of assets	(11)	—	—	(288,301)	—
Loss on extinguishment of debt	(12)	—	—	5,380	—
Legal settlement	(13)	—	(5,000)	—	(5,000)
Net loss tax adjustments	(14)	1	(19,087)	—	(13,037)
Net loss attributable to The Medicines Company - Adjusted		$(44,944)	$(56,010)	$(163,947)	$(94,460)

Net loss per share attributable to The Medicines Company - Adjusted
Basic		$(0.64)	$(0.83)	$(2.35)	$(1.43)
Diluted		$(0.64)	$(0.83)	$(2.35)	$(1.43)
Weighted average number of common shares outstanding:
Basic		70,194	67,137	69,711	66,079
Diluted		70,194	67,137	69,711	66,079

Explanation of Adjustments:

(1)
Excludes share-based compensation of $7,960 and $7,602 for the three-months ended September 30, 2016 and 2015 and $24,169 and $23,699 for the nine-months ended September 30, 2016 and 2015 because these expenses are substantially dependent on changes in the market price of our common stock.

(2)	Excludes amortization of intangible assets resulting from transactions with CSL, Teva, Targanta, Incline Therapeutics and Rempex.

(3)	Excludes all non-cash inventory adjustments. Year to date balances reflect all non-cash inventory adjustments for the respective periods.
(4) Excludes restructuring charges for the workforce reorganization related to the sale of the non-core cardiovascular products.

(5)	Excludes upfront and milestone payments for research and development collaboration arrangements and manufacturing scale up for MDCO-216.

(6)	Excludes changes in fair value of the contingent price related to the acquisitions of Targanta, Incline Therapeutics, Rempex and Annovation.

(7)	Excludes transaction costs related to the sale of the non-core cardiovascular products.

(8)	Excludes non-cash interest expense which is in excess of the actual interest expense paid on the Convertible Senior Notes.

(9)	Excludes gain on sale of investment in a specialty pharmaceutical company.

(10)	Excludes gain on remeasurement of our equity investment in Annovation.

(11)	Excludes gain on the sale of the non-core cardiovascular products.

(12)	Excludes loss on the repurchase of $220,000 of 2017 Notes.

(13)	Excludes gain from legal settlement in which we were the beneficiary.

(14)	Net loss tax adjustments reflect the estimated tax effect of the above adjustments and the impact of certain other non-operating tax adjustments.

In addition to the financial information prepared in accordance with U.S. GAAP, this press release also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. The Company strongly encourages investors to review its consolidated financial statements and publically filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.